SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: November 25, 2003

Select Medical Corporation

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	000-32499 (Commission File Number)	23-2872718 (I.R.S. Employer Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA	17055

(Address of Principal Executive Offices)	(Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1           Select Medical Corporation press release, dated November 25, 2003.

Item 9. Regulation FD Disclosure.

     On November 25, 2003, Select Medical Corporation issued a press release announcing that its Board of Directors has declared an initial quarterly cash dividend of $0.06 per share. After giving effect to the two-for-one stock split announced on November 13, 2003, Select’s quarterly cash dividend will amount to $0.03 per share. A copy of the press release is attached as Exhibit 99.1 to this report.

     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION

Date: November 26, 2003	By:	/s/ Michael E. Tarvin

Michael E. Tarvin Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Select Medical Corporation press release, dated November 25, 2003.